Exhibit 10.4

FIRST AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 30, 2019 (Korean time), is entered into by and between BANC OF AMERICA LEASING & CAPITAL, LLC, a Delaware limited liability company (the “Lender”), and OVERSEAS GULF COAST LLC, a Delaware limited liability company (the “Borrower”).

RECITALS

WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement dated as of August 7, 2019 (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to make available to the Borrower a term loan in the original principal amount of $25,000,000, the proceeds of which shall be used to finance in part the Borrower’s purchase of one (1) 50,000 DWT class product/chemical tanker to be named “OVERSEAS GULF COAST” (the “Vessel”); and

WHEREAS, the parties now wish to amend certain provisions thereof as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

(a) Section 3.02(c) of the Loan Agreement is hereby amended by deleting the words “for the actual number of days elapsed” as they appear in the first sentence thereof and substituting in lieu thereof the words”, 30-day month.”

(b) Section 5.02(c) of the Loan Agreement is amended by deleting in subparagraph (v) thereof the word “Guaranty” and substituting in lieu thereof the word “Note”; and

(c) Section 5.02(c) of the Loan Agreement is further amended by deleting in subpart (xi) thereof the word “Lender” and substituting in lieu thereof the word “Borrower”.

3. Representations and Warranties. In order to induce the Lender to enter into this Amendment, the Borrower and the Guarantor hereby represent and warrant to the Lender that as of the date hereof: (a) no Default or Event of Default exists under the provisions of the Loan Agreement or any of the other Loan Documents, (b) no event exists which with the giving of notice or the lapse of time, or both, could or would constitute a Default or an Event of Default under the provisions of the Loan Agreement or any of the other Loan Documents, (c) all representations and warranties of the Borrower and the Guarantor set forth in the Loan Agreement and other Loan Documents remain true and correct in all respects (in the case of any representations and warranties not qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representations or warranties qualified by materiality or Material Adverse Effect) on the date hereof as if the same were made on the date hereof (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), (d) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrower or the Guarantor since the date of the financial statements most recently forwarded to the Lender by the Borrower in accordance with the provisions of the Loan Agreement, (e) the Loan Agreement (as modified by this Amendment) and the other Loan Documents to which the Borrower or the Guarantor are a party constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with the terms thereof.

4. Confirmation of Guaranty. Pursuant to the Guaranty, the Guarantor has guaranteed to the Lender, among other things, the prompt payment and performance of all amounts and other obligations owed by the Borrower to the Lender. The Guarantor hereby (a) ratifies and confirms that it continues to remain liable under the Guaranty for all sums owed by the Borrower to the Lender of whatever nature, notwithstanding any modifications to the Loan Agreement, (b) consents to this Amendment, and (c) ratifies and confirms all of its obligations and liabilities under the Guaranty as the same may be modified by any of the foregoing.

5. Amendment and Modification Only. This Amendment is only an agreement amending and modifying certain provisions of the Loan Agreement. All of the provisions of the Loan Agreement are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Loan Agreement as amended by this Amendment. The Lender, the Borrower, and the Guarantor agree it is their intention that nothing contained herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower, the Guarantor, or any other party under the provisions of the Loan Agreement or the other Loan Documents, except as explicitly stated herein.

6. Applicable Law, Etc. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute one and the same instrument.

7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Lender, the Borrower, the Guarantor, and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly authorized officer or representative as of the day and year first above written.

BANC OF AMERICA LEASING & CAPITAL, LLC

By: John P. White

Name:

Title:

John P. White, Sr

Vice Presiden.

OVERSEAS GULF COAST LLC

By:______________________________

Name:

Title:

OVERSEAS SHIPHOLDING GROUP, INC.

By:______________________________

Name:

Title:

4814-0914-3719

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly authorized officer or representative as of the day and year first above written.

BANC OF AMERICA LEASING & CAPITAL, LLC

By:________________________________

Name:

Title:

OVERSEAS GULF COAST LLC

By: [signature]

Name: Richard Trueblood

Title: Authorized Officer

OVERSEAS SHIPHOLDING GROUP, INC.

By: [signature]

Name: Richard Trueblood

Title: Chief Financial Officer

4814-0914-3719